SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2017

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of CenterState Bank Corporation (“CenterState”) was held on December 13, 2017.  The matters listed below were submitted to a vote of the shareholders and the proposals are described in detail in the joint proxy statement/prospectus filed with the Securities and Exchange Commission on October 31, 2017.  The final results of the shareholder votes are as follows:

Proposal 1 – Approval of Issuance of CenterState Common Stock

The shareholders approved the issuance of shares of CenterState common stock pursuant to the Agreement and Plan of Merger (“Merger Agreement”) between CenterState and HCBF Holding Company, Inc. (“HCBF”) dated as of August 12, 2017, pursuant to which HCBF will merge with and into CenterState with CenterState as the surviving company, as follows:

For	43,089,749
Against	7,315
Abstain	106,292
Broker non-votes	N/A

Proposal 2 – Approval of Adjournment of Special Meeting

The proposal to adjourn the special meeting, if necessary, to solicit additional proxies if there were not sufficient votes present at the special meeting in person or by proxy to approve the issuance of shares of CenterState common stock pursuant to the Merger Agreement, was not considered by the shareholders based on the approval of Proposal 1 at the special meeting.

Item 8.01	Other Events

CenterState announced that it expects the merger of HCBF with and into CenterState, and the merger of Sunshine Bancorp, Inc. with and into CenterState, will become effective January 1, 2018, subject to the satisfaction of other closing conditions described in the two separate merger agreements.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Some of the statements in this report constitute forward-looking statements, within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements related to future events, other future financial and operating performance, costs, revenues, economic conditions in our markets, loan performance, credit risks, collateral values and credit conditions, or business strategies, including expansion and acquisition activities and may be identified by terminology such as “may,” “will,” “should,” “expects,” “scheduled,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “potential,” or “continue” or the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should specifically consider the factors described throughout this report. We cannot assure you that future results, levels of activity, performance or goals will be achieved, and actual results may differ from those set forth in the forward looking statements.

Forward-looking statements, with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s our control, as well as beyond the control of Sunshine Bancorp, Inc. (“Sunshine”) and HCBF, many of which, with respect to future business decisions and actions, are subject to change, and which may cause the actual results, performance or achievements of the Company or the Bank to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Examples of uncertainties and contingencies include, among other important factors, general economic and business conditions, expectations of and actual timing and amount of interest rate movements, including the slope and shape of the yield curve, which can have a significant impact on a financial services institution, market and monetary fluctuations, including fluctuations in mortgage markets,  responses to any or all of these conditions, the actions of the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and other regulators and agencies, pending, threatened, or possible future regulatory or judicial actions, proceedings or outcomes, changes in laws and regulations applicable to the Company, Sunshine and Harbor, the possibility that the proposed transactions will not close when expected, the possibility that the anticipated benefits of the transactions will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies, the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the Company’s, Sunshine’s and Harbor’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; and other factors that may affect future results of the Company, Sunshine and Harbor, both individually and as a combined entity. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings, in Sunshine’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its other SEC reports and filings, and in Harbor’s final prospectus filed by HCBF with the SEC on June 21, 2017 related to its Registration Statement on Form S-4 filed with the SEC on April 20, 2017, as amended (File No. 333-217395)  under the title “Risk Factors,” and in its other SEC reports and filings. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2016, and otherwise in our SEC reports and filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date:  December 13, 2017

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